UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-0266

Tri-Continental Corporation

(Exact name of Registrant as specified in charter)

100 Park Avenue

New York, New York 10017

(Address of principal executive offices) (Zip code)

Lawrence P. Vogel

100 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:	(212) 850-1864

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.          REPORTS TO STOCKHOLDERS.

77th Annual Report 2006

Tri-Continental
Corporation

an investment you can live with

Tri-Continental Corporation invests to

produce future growth of both capital

and income, while providing reasonable

current income.

TABLE OF CONTENTS

To the Stockholders	1

Interview With Your Portfolio Manager	2

Investment Results Per Common Share	4

Highlights of the Year	6

Stockholder Services	8

Federal Taxes	9

A History of Building Long-Term Wealth
and Income	10

Stock Repurchase Program	11

Introduce Tri-Continental to a Friend	11

www.tricontinental.com	11

Diversification of Net Investment Assets	12

Ten Largest Equity Holdings	14

Largest Portfolio Changes	14

Portfolio of Investments	15

Schedule of Option Written	21

Statement of Assets and Liabilities	22

Statement of Capital Stock and Surplus	22

Statement of Operations	23

Statements of Changes in Net Investment Assets	24

Notes to Financial Statements	25

Financial Highlights	30

Report of Independent Registered Public
Accounting Firm	32

Matters Relating to the Directors’ Consideration of
the Continuance of the Management Agreement	33

Proxy Results	37

Directors and Officers	38

Additional Information	42

Tri-Continental Corporation

February 27, 2007

To the Stockholders:

     We are pleased to present your annual stockholder report for Tri-Continental Corporation. The report contains a discussion with Jack Cunningham, your Portfolio Manager, as well as the Corporation’s investment results, portfolio of investments, and audited financial statements.

     For the year ended December 31, 2006, Tri-Continental Corporation delivered a total return of 22.1% based on market value, and 17.4% based on net asset value. This solidly outpaced the return of the Corporation’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), of 15.8% for the same period. Also, in December 2006, the Corporation’s market price per share and net asset value per share reached their highest levels in over five years.

     We are also pleased to announce that in 2006 Tri-Continental realized net capital gains of $2.85, in excess of its capital loss carryforward by approximately $0.12 per Common share. As a result, a capital gain of $0.12 per Common Share will be paid to Common Stockholders in March 2007 in conjunction with Tri-Continental’s first quarter dividend. The elimination of the capital loss carryforward will allow the Corporation to distribute all future net realized capital gains to Stockholders.

     Tri-Continental distributed dividends in 2006 totaling $0.26 per Common share, the largest annual dividend distribution since 2001.

     Thank you for your continued support of Tri-Continental Corporation. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

William C. Morris Chairman	Brian T. Zino President

TY is Tri-Continental Corporation’s symbol for its Common Stock on the New York Stock Exchange.

Tri-Continental Corporation

Interview With Your Portfolio Manager, John B. Cunningham

What were Tri-Continental’s investment results for the year ended December 31, 2006?

For the year ended December 31, 2006, Tri-Continental Corporation delivered a total return to Common Stockholders of 22.1% based on market value, and 17.4% based on net asset value. This solidly outpaced the return of the Corporation’s benchmark, the Standard & Poor’s 500 Composite Stock Price Index (S&P 500), of 15.8% for the same period.

What market conditions and economic factors materially affected Tri-Continental’s performance during the period?

Despite some ups and downs, the market was relatively strong overall. The year began on a strong note with the market delivering solid gains through mid-May and several of the major indices hitting five-year highs. Concerns over slowing economic growth, consumer spending, and the housing market, coupled with inflationary fears and uncertainty over further Fed action, led to a change in investors’ risk tolerance, and we saw a bout of profit taking. Oil prices hit an all-time high in mid-July as Middle East tensions flared over Lebanon’s attack on Israel and Iran’s potential nuclear ambitions, further fueling the summer sell-off.

August, however, brought a sharp retreat in oil prices as a UN-sanctioned cease-fire between Lebanon and Israel and a slowing US economy relieved some of the upward price pressure. We also saw a decrease in longer-term interest rates as the 10-Year US Treasury Bond rate declined considerably over a relatively short period of time. Inflation remained in check, and the Fed’s pause in raising the federal funds rate in August and at the subsequent Federal Open Market Committee meeting in September signaled to investors that it might be finished with its interest rate raising campaign, at least for the time being.

With a favorable backdrop of lower oil prices and longer-term interest rates, we saw a renewal of investor interest, and the market began to trade up from the year’s low. Stocks continued to rally through the end of the fourth quarter, led in particular by growth stocks and technology stocks. We continued to see strong corporate profits announcements, though decelerating slightly from previous record levels. Merger and acquisitions activity continued to accelerate with the total value of deals completed in 2006 setting a record annual high at $4 trillion.

What investment strategies and techniques materially affected Tri-Continental’s performance during the period?

There were no major changes made to our investment strategy during the year. The portfolio, however, began to reap rewards from changes that had already been implemented. We think we were well positioned, as far as sector allocation, and our stock selection really began to pay off.

Tri-Continental’s largest sector allocation during the period was Information Technology, an overweight position relative to the benchmark S&P 500 Index. On the whole, the sector was one of the poorest performing sectors in the benchmark for the period; however, as the market began to rebound following the Federal Reserve’s pause in August, technology stocks took off and led the benchmark from August through year-end. Stock selection led to Tri-Continental’s relative outperformance within the sector, in particular software company Mercury Interactive, which was acquired during the period at an attractive premium, and Cisco Systems. A communications equipment company, Cisco began the year at a fairly low stock price. We added to the position and the stock soared in the second half, ending the year with a return in excess of 60%. Stock selection in Information Technology wasn’t without its disappointments, as Cogent and Intel ended the

Tri-Continental Corporation

Interview With Your Portfolio Manager (continued)

period among the top detractors from performance. A biometric company specializing in fingerprint technology, Cogent’s stock price suffered following a number of earnings disappointments. Intel’s stock lagged as it struggled in a price war with competitors.

The largest area of contribution came from the Consumer Staples sector. The sector delivered moderate returns for the benchmark, and though relatively underweight, the Corporation garnered returns more than double that of the benchmark due to strong stock selection. Altria Group in particular benefited investment results as an improving litigation environment and investor enthusiasm regarding the potential spin-off of Kraft Foods and subsequent restructuring drove stock performance higher.

The Corporation received a sizable contribution from the Energy sector. Despite the fall-off in energy prices during the second half of the year, Exxon Mobil had a strong year as tremendous cash flows and generous stock repurchases enabled the stock to maintain its upward momentum. The energy giant was a top ten holding in the Corporation’s portfolio for much of the year and was the largest single contributor to investment results for the year.

Telecomm Services, Financials, and Consumer Discretionary also contributed to the Corporation’s investment results. While the Corporation underperformed the benchmark slightly in the Financials and Telecomm Services sectors, it outperformed significantly in Consumer Discretionary, and all three sectors delivered solid returns for the year for the Corporation as well as the benchmark.

The largest area of detraction was Materials, the smallest weighting in the benchmark. The sector delivered positively for the benchmark, but stock selection, in particular Smurfit-Stone, led the Corporation’s investment results into negative territory within the sector. The containerboard company has undergone a change in management and has been restructuring to cut costs and strengthen capacity. The stock disappointed in 2006, but we believe it still possesses attractive potential.

Health Care was another area that detracted from the Corporation’s investment results. The sector was the bottom-performing area of the benchmark. While the portfolio was overweight, relative to the benchmark, and outperformed the benchmark, Boston Scientific’s disappointing performance in 2006 negatively impacted Tri-Continental’s performance. The price of this medical devices company that specializes in stents suffered downward pressure following its acquisition of Guidant earlier this year. We believe that its valuation remains attractive and that the company is positioned well for the coming year.

A Team Approach
Tri-Continental Corporation is managed by the Seligman Core Investment Team, headed by John B. Cunningham. He is assisted by a group of seasoned professionals who are responsible for research and trading consistent with Tri-Continental’s investment objective. Team members include Christopher Boova, Francis Fay (trader), Christopher Kagaoan, Edward Mehalick and Brian Turner.

________________
The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

Tri-Continental Corporation

Investment Results Per Common Share

TOTAL RETURNS
For Periods Ended December 31, 2006

		Average Annual
	Three	One	Two	Three	Five	Ten
	Months*	Year	Years	Years	Years	Years

Market Price	6.75%	22.10%	12.14%	12.41%	5.02%	6.88%

Net Asset Value	7.61	17.38	9.77	10.96	4.83	6.28

Lipper Closed-End Core
Funds Average**	6.03	15.02	9.29	10.86	6.63	7.71

Lipper Large-Cap Core
Funds Average**	6.33	13.52	9.13	8.88	4.83	6.86

S&P 500**	6.69	15.78	10.20	10.42	6.18	8.41

PRICE PER SHARE

	December 31, 2006	September 30, 2006	June 30, 2006	March 31, 2006	December 31, 2005
Market Price	$22.38	$21.03	$19.46	$20.24	$18.58
Net Asset Value	25.66	23.92	22.33	23.13	22.16

DIVIDEND AND CAPITAL GAIN PER SHARE AND YIELD INFORMATION
For Periods Ended December 31, 2006

	Capital Gain/Loss
Dividends Paid‡	Realized†	Unrealized Gain††	Unrealized Loss††	SEC 30-Day YieldØ
$0.28	$2.85	$1.41	$(0.49)	1.11%

Performance data quoted in this report represents past performance and does not guarantee or indicate future investment results. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Total returns of the Corporation as of the most recent month end will be made available at www.seligman.com1 by the seventh business day following that month end. J. & W Seligman & Co. Incorporated, the investment manager of the Corporation, made certain payments to the Corporation in 2004. Absent such payments, the net asset value returns that include this period would have been lower. Returns reflect changes in market price or net asset value, as applicable, and assume reinvestment of distributions. Performance data quoted does not reflect the deduction of taxes that investors may pay on distributions or the sale of shares. An investment in Tri-Continental is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation.

____________
See footnotes on page 5.

Tri-Continental Corporation

Investment Results Per Common Share (continued)

*	Returns for periods of less than one year are not annualized.

**	The Lipper Closed-End Core Funds Average and the Lipper Large-Cap Core Funds Average (the “Lipper Averages”) and the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500”) are unmanaged benchmarks that assume reinvestment of all distributions. The Lipper Averages exclude the effect of taxes and any costs associated with the purchase of shares, and the S&P 500 excludes the effect of fees, taxes, and sales charges. The Lipper Closed-End Core Funds Average measures the performance of closed-end funds. The Lipper Large-Cap Core Funds Average includes open-end funds that, by portfolio practice, invest at least 75% of their assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index ($15.7 billion as of December 31, 2006). The Lipper Large-Cap Core Funds Average is provided for comparative purposes so that the Corporation’s perfomance can be measured against both closed-end and open-end funds with similar portfolio holdings as the Corporation. Lipper classifies the Corporation, based on its portfolio holdings, as a Closed-End Core Fund. The S&P 500 measures the performance of 500 of the largest US companies based on market capitalizations. Investors cannot invest directly in an index or an average.

‡	Preferred Stockholders were paid dividends totaling $2.50 per share.

†	Information does not reflect the effect of capital loss carryforwards that were available to offset these capital gains. See Note 5 to Financial Statements.

††	Represents the per share amount of gross unrealized gain or loss of portfolio securities as of December 31, 2006.

Ø	Current yield, representing the annualized yield for the 30-day period ended December 31, 2006, has been computed in accordance with SEC regulations and will vary.

1	The website reference is an inactive textual reference and information contained in or otherwise accessible through the website does not form a part of this report or the Corporation’s prospectus or statement of additional information.

Tri-Continental Corporation

Highlights of the Year

Net asset value of each share of Common Stock was $25.66 at December 31, 2006 compared to $22.16 at the start of the year. Assuming the reinvestment of dividends in additional shares, the total return was 17.38% . In December 2006, the Corporation’s market price per share and net asset value per share reached their highest levels in over five years.

Common Stock dividends, paid quarterly, totaled $0.28 per share on an average of 105,382,507 shares, compared to $0.24 in 2005 when, on average, there were approximately 4,866,000 fewer shares outstanding. Tri-Continental has paid dividends to Common Stockholders, uninterrupted, for 62 years.

Preferred Stock dividends, paid each quarter, completed 76 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $44.52 per Preferred share.

Stock Repurchase Program

     For the year ended December 31, 2006, the Corporation repurchased 4,984,873 shares, representing 4.62% of outstanding shares at the beginning of the year. This compares to 5,653,088 shares repurchased in the year ended December 31, 2005, representing 5.0% of shares outstanding.

     The shares acquired during the current year were repurchased at discounts that ranged from 16.14% to 11.22%. As a consequence, the repurchase program increased the Corporation’s net asset value by approximately $0.16 per share, or 0.67%.

Tri-Continental Corporation

Highlights of the Year (continued)

Assets at Year End:	2006	2005
Total assets	$2,698,964,372	$2,443,519,572
Amount owed	4,118,004	13,578,973
Net Investment Assets	2,694,846,368	2,429,940,599
Preferred Stock, at par value	37,637,000	37,637,000
Net Assets for Common Stock	$2,657,209,368	$2,392,303,599
Common shares outstanding	103,534,430	107,965,119
Net Assets Per Common Share	$25.66	$22.16

Capital Gains:
Net capital gains realized	$294,943,675	$240,773,955
Per Common share	$2.85	$2.23
Accumulated capital gains (losses), end of year	$12,790,815	$(281,129,655)
Per Common share, end of year	$0.12	$(2.60)
Unrealized capital gains, end of year	$146,339,068	$196,467,364
Per Common share, end of year	$1.41	$1.82
Unrealized capital losses, end of year	$(51,402,101)	$(158,809,484)
Per Common share, end of year	$(0.49)	$(1.47)

Income:
Total investment income earned	$54,300,233	$44,163,786
Expenses	19,804,434	15,577,755
Preferred Stock dividends	1,881,850	1,881,850
Income for Common Stock	$32,613,949	$26,704,181
Expenses to average net investment assets	0.79%	0.64%
Expenses to average net assets for Common Stock	0.80%	0.65%

Dividends per Common Share	$0.28	$0.24

Tri-Continental Corporation

Stockholder Services

     Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

Purchases of Common Stock. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock are made by the Corporation in the open market or elsewhere to satisfy Plan requirements. Those shares are then sold to Stockholders using the Plan. During 2006, Stockholders purchased 3,346,991 shares through the Plan.

     The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. As discussed further under “Stock Repurchase Program” on page 11, during 2006 the Corporation purchased 1,637,882 additional shares.

Traditional Individual Retirement Account (IRA). You may contribute up to $4,000 per year to a Traditional IRA provided you have earned income and are under age 70½. A working or non-working spouse may also contribute up to $4,000 to a separate Traditional IRA. Individuals age 50 and over may contribute up to $1,000 extra as “catch-up contributions.” Contributions to a Traditional IRA may be deductible or non-deductible. If you are single and are not covered by an employer’s retirement plan, your contribution will always be deductible. For individuals who are covered by a plan, contributions will be fully deductible if your modified adjusted gross income (MAGI) in 2007 is less than $51,000. For spouses who are both covered by a plan, contributions will be fully deductible if your MAGI is less than $83,000. If one spouse does not work or is not covered by a retirement plan, that spouse’s contribution will be fully deductible provided your household MAGI does not exceed $156,000. If your contribution is not deductible, you may still take advantage of the tax-deferred accumulation of earnings in your Traditional IRA.

Rollover IRA. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or a tax-deferred annuity into a Rollover IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA generally must occur within 60 days of receipt of the qualifying distribution. If you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

Roth IRA. You (and a working or non-working spouse) may each make an after-tax contribution of up to $4,000 per year to a Roth IRA provided you have earned income and meet the eligibility requirements. Your MAGI must be less than $95,000 (individuals) or $150,000 (married couples) to be eligible to make a full contribution to a Roth IRA. You are eligible to make a partial Roth IRA contribution if your MAGI is below $110,000 (individuals) or $160,000 (married couples). Total contributions to a Roth IRA and a Traditional IRA cannot exceed $4,000 in any year. Individuals age 50 and over may contribute up to $1,000 extra as “catch-up contributions.” Earnings grow tax-free and will be distributed to you tax-free and penalty-free provided that you hold your account for at least five years and you take the distribution either after age 59½, for disability, upon death, or to make a first-time home purchase (up to $10,000). Unlike a Traditional IRA, you may contribute to a Roth IRA even if you are over age 70½ (if you have earned income), and you are not required to take minimum distributions at age 70½. You may convert an existing Traditional IRA to a Roth IRA to take advantage of tax-free distributions. You must pay taxes on any earnings and deductible contributions in your Traditional IRA before converting it to a Roth IRA. Talk to your financial advisor for more details on converting your Traditional IRA.

Tri-Continental Corporation

Stockholder Services (continued)

Retirement Planning — Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that are available to corporations. Contribution levels can go as high as 100% of earned income, to a maximum of $45,000 per participant. For retirement plan purposes, no more than $225,000 may be taken into account as earned income under the plan in 2007 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer’s retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director’s fees.

Retirement Plan Services provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental US and (212) 682-7600 outside the US. Gifts Free of Federal Tax are often made using Tri-Continental Common Stock. You may give as much as $12,000 a year to as many individuals as desired free of federal gift tax; married couples may give up to $24,000 a year.

The Automatic Cash Withdrawal Plan enables owners of Common stock with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.

Federal Taxes

     Quarterly dividends paid on both the Preferred and Common Stocks for 2006 are subject to federal income tax as “ordinary income.” Under the Internal Revenue Code, 100% of the 2006 quarterly dividends paid to Common and Preferred Stockholders qualifies for the dividends received deduction available to corporate Stockholders. In order to claim the dividends received deduction for these distributions, corporate Stockholders must have held their shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

     For the year ended December 31, 2006, the Corporation designates 100%, or the maximum allowable, of its dividend distributions paid to Common and Preferred Stockholders as qualified dividend income. In order for an individual to claim dividends received as qualified dividends, individual Common Stockholders must have held their shares for more than 60 days during the 121-day period beginning 60 days before each ex-dividend date, while Preferred Stockholders must have held their shares for more than 90 days during the 181-day period beginning 90 days before each ex-dividend date.

Tri-Continental Corporation

A History of Building Long-Term Wealth and Income

     Tri-Continental invests primarily to produce long-term growth of both capital and income, while providing reasonable current income. The chart below shows the growth of Tri-Continental Stockholders’ capital over the past 20 years. The total cost of 1,000 shares of Tri-Continental Common Stock purchased on December 31, 1986, was $28,625. Stockholders who took capital gain distributions in shares would have realized more than a two-fold increase in the market value of these 1,000 shares to $94,203 by year-end 2006. For those who chose to take their dividends as well as capital gains in additional shares, the value of their investment in Tri-Continental Corporation would have grown to a market value of $151,596 at the end of 2006.

*	Assumes the Stockholder did not exercise or sell the transferable rights distributed in connection with the 1993 rights offering. Either the exercise or sale of the rights would improve the above results.

     For the 20-year period ended December 31, 2006. The information provided above is based on past performance, which is no guarantee of future results, and excludes any commissions or sales charges associated with the purchase of Tri-Continental shares. The rate of return will vary, and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. If commissions or sales charges had been included, performance would have been lower. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

Tri-Continental Corporation

Stock Repurchase Program

     In November 2006, the Board of Directors authorized the renewal of Tri-Continental’s ongoing share repurchase program, which began in November 1998. The program authorizes the Corporation to repurchase up to 5.0% of the Corporation’s shares for the period January 1, 2007 through December 31, 2007, provided that the discount remains wider than 10%. The Board’s decision benefits all Stockholders, allowing them to continue to enjoy the advantages of Tri-Continental’s closed-end structure, while seeking, among other things, to increase the NAV of the Corporation’s outstanding shares.

     For the year ended December 31, 2006, the Corporation repurchased 5.0 million shares, 4.6% of stock outstanding at the beginning of the year. Since January 1, 1999, the first full year of the share repurchases in the open market, the Corporation has repurchased 51.8 million shares, which has increased Tri-Continental’s total return by approximately 7%.

Introduce Tri-Continental to a Friend

     “Introduce Tri-Continental to a Friend” is a program designed to help encourage potential investors to consider investing in Tri-Continental. The initiative targets the more than 44,000 current Stockholders of record, individual investors, Wall Street analysts, and financial consultants through a comprehensive effort including advertising, direct mail, and one-on-one meetings. Tri-Continental has also published a brochure that traces its history since its launch in 1929.

     Reply cards allowing Stockholders to request a copy of “The Story of Tri-Continental” brochure and the “Introduce Tri-Continental to a Friend” investor package have been inserted in the Mid-Year and Annual Reports since the program’s inception. Response has been excellent, with several thousand copies of the brochure and the investor package distributed to date. A new reply card is inserted in this Annual Report.

     Stockholders are invited to request that an investor package be sent to one or more family members, friends, or associates. This package includes a letter from Mr. William C. Morris, Tri-Continental’s Chairman, a copy of the most recent Stockholder Report, a Prospectus, “The Story of Tri-Continental” brochure, and a pamphlet explaining the attributes of closed-end funds.

www.tricontinental.com*

     Stockholders can get the latest Tri-Continental information — including daily net asset values, monthly fact sheets, portfolio manager commentary, recent reports, and more — over the Internet, 24 hours a day, seven days a week.

     Tri-Continental’s website has been developed for the convenience of current Stockholders and to let the world know about Tri-Continental. In addition to up-to-date practical information, the site contains interesting facts about Tri-Continental, including a complete history.

     Please visit www.tricontinental.com.* We hope you find the site a useful one that you will want to visit often.

_________
*	The reference to Tri-Continental’s website is an inactive textual reference and information contained in or otherwise accessible through Tri-Continental’s website does not form a part of this report or Tri-Continental’s prospectus or Statement of Additional Information.

Tri-Continental Corporation

Diversification of Net Investment Assets

The diversification of portfolio holdings by industry on December 31, 2006, was as follows. Individual securities owned are listed on pages 15 to 20.

				Percent of Net
				Investment Assets
				December 31,
	Issues	Cost	Value	2006	2005
Common Stocks and Warrants:
Aerospace and Defense	3	$81,138,948	$97,230,354	3.6	1.5
Air Freight and Logistics	1	14,660,308	15,554,384	0.6	0.4
Beverages	2	33,016,631	33,319,855	1.2	2.0
Biotechnology	3	82,194,142	77,471,397	2.9	1.7
Building Products	—	—	—	—	0.5
Capital Markets	4	56,963,660	67,517,750	2.5	2.6
Chemicals	1	21,875,236	22,367,632	0.8	2.5
Commercial Banks	2	89,807,572	93,087,220	3.5	3.4
Commercial Services and Supplies	1	18,261,022	20,028,619	0.7	1.8
Communications Equipment	8	172,697,508	167,908,850	6.2	5.7
Computers and Peripherals	5	92,682,946	92,341,873	3.4	3.9
Consumer Finance	1	60,626,753	59,018,348	2.2	1.2
Containers and Packaging	1	33,826,828	25,344,000	0.9	0.4
Diversified Consumer Services	—	—	—	—	5.3
Diversified Financial Services	3	143,971,315	155,116,995	5.8	2.4
Diversified Telecommunication
Services	2	40,504,151	42,627,258	1.6	—
Energy Equipment and Services	3	40,129,670	40,555,170	1.5	—
Food and Staples Retailing	4	100,392,324	109,286,371	4.1	3.6
Food Products	—	—	—	—	0.4
Health Care Equipment and
Supplies	2	51,788,669	48,414,955	1.8	1.2
Health Care Providers and
Services	3	90,006,901	96,232,386	3.6	1.3
Hotels, Restaurants and Leisure	—	—	—	—	1.1
Household Products	—	—	—	—	0.5
Independent Power Producers
and Energy Traders	1	17,870,211	16,843,047	0.6	5.0
Industrial Conglomerates	2	136,442,274	133,192,064	4.9	3.1
Insurance	2	61,435,365	71,090,284	2.6	1.5
Internet Software and Services	3	41,817,810	43,968,046	1.6	1.5
IT Services	2	22,902,953	25,692,346	1.0	5.1
Machinery	1	18,874,003	18,325,404	0.7	0.5
Media	2	39,419,330	50,220,150	1.9	0.3
Metals and Mining	2	37,238,278	34,097,160	1.3	1.5
Multi-Utilities	—	—	—	—	4.5
Multiline Retail	1	23,520,406	18,973,284	0.7	0.5
Oil, Gas and Consumable Fuels	5	182,449,507	213,335,592	7.9	10.0
Personal Products	—	—	—	—	2.2
Pharmaceuticals	3	81,227,210	80,227,540	3.0	6.0
Road and Rail	1	23,169,852	23,859,434	0.9	1.9

(continued on page 13)

Tri-Continental Corporation

Diversification of Net Investment Assets (continued)

				Percent of Net
				Investment Assets
				December 31,
	Issues	Cost	Value	2006	2005
Common Stocks and
Warrants: (continued)
Semiconductors and
Semiconductor Equipment	2	$25,971,412	$23,274,982	0.9	1.2
Software	2	57,295,878	62,013,694	2.3	3.3
Specialty Retail	4	95,414,191	98,012,012	3.6	2.5
Thrifts and Mortgage Finance	1	26,319,255	28,026,389	1.0	—
Tobacco	1	82,286,686	89,929,062	3.3	—
Wireless Telecommunication
Services	1	32,762,677	29,594,963	1.1	—
Total Common Stocks and
Warrants	85	2,230,961,882	2,324,098,870	86.2	94.0
Options Purchased	29	88,128,958	87,027,734	3.2	1.8
US Treasury Notes	—	—	—	—	0.5
Tri-Continental Financial
Division	1	4,301,124	1,837,359	0.1	0.1
Short-Term Holdings and
Other Assets Less Liabilities	9	276,488,229	281,882,405	10.5	3.6
Net Investment Assets	124	$2,599,880,193	$2,694,846,368	100.0	100.0

Tri-Continental Corporation

Ten Largest Equity Holdings†
December 31, 2006

	Cost	Value
	(000s)	(000s)
Altria Group, Inc.	$82,287	$89,929
General Electric Company	93,761	88,110
Exxon Mobil Corporation	54,909	69,894
Wachovia Corporation	67,158	69,836
Capital One Financial Corporation	60,627	59,018
Bank of America Corporation	57,638	58,475
JPMorgan Chase & Co.	49,971	55,545
Boeing Company (The)	45,635	50,737
ConocoPhillips	46,555	50,674
Microsoft Corporation	43,723	47,291
	$602,264	$639,509

There can be no assurance that the securities presented have remained or will remain in the Corporation’s portfolio. Information regarding the Corporation’s portfolio holdings should not be construed as a recommendation to buy or sell any security or as an indication that any security is suitable for a particular investor.

______________
† Excludes options purchased.

Largest Portfolio Changes
October 1 to December 31, 2006

Largest Purchases	Largest Sales
Wachovia Corporation	Cogent Inc.**
Capital One Financial Corporation	Citigroup Inc.
Bank of America Corporation	Harrah’s Entertainment, Inc.**
JPMorgan Chase & Co.	Sun Trust Banks, Inc.**
El Paso Corporation*	Best Buy Co., Inc.
Washington Mutual, Inc.*	Sunoco, Inc.**
Foot Locker, Inc.	United Health Group Incorporated**
Rite Aid Corporation	Illinois Tool Works Inc.**
Hartford Financial Services Group, Inc.*	Forest Laboratories, Inc.**
KeyCorp*	EMC Corporation

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

__________
*	Position added during the period.
**	Position eliminated during the period.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2006

	Shares or
	Warrants		Value

COMMON STOCKS AND WARRANTS 86.2%

AEROSPACE AND DEFENSE 3.6%
Boeing Company (The)	571,100	shs.	$50,736,524
General Dynamics Corporation	191,800		14,260,330
Honeywell International Inc.	712,500		32,233,500
			97,230,354

AIR FREIGHT AND LOGISTICS 0.6%
FedEx Corp.	143,200		15,554,384

BEVERAGES 1.2%
Coca-Cola Company (The)	277,300		13,379,725
Coca-Cola Enterprises Inc.	976,500		19,940,130
			33,319,855

BIOTECHNOLOGY 2.9%
Amgen Inc.*	477,200		32,597,532
Genentech, Inc.*	224,000		18,173,120
Pharmion Corporation*	1,037,325		26,700,745
			77,471,397

CAPITAL MARKETS 2.5%
Bank of New York Company, Inc. (The)	633,500		24,940,895
Legg Mason, Inc.	216,100		20,540,305
Merrill Lynch & Co. Inc.	105,500		9,822,050
Morgan Stanley	150,000		12,214,500
			67,517,750

CHEMICALS 0.8%
E. I. Du Pont de Nemours and Company	459,200		22,367,632

COMMERCIAL BANKS 3.5%
KeyCorp	611,400		23,251,542
Wachovia Corporation	1,226,263		69,835,678
			93,087,220

COMMERCIAL SERVICES AND SUPPLIES 0.7%
Waste Management Inc.	544,700		20,028,619

COMMUNICATIONS EQUIPMENT 6.2%
Alcatel-Lucent (ADR)	1,452,353		20,652,460
Alcatel-Lucent (exercise price of $2.75, expiring 12/10/2007)*	11,626,025	wts.	3,545,938
Cisco Systems, Inc.*	496,180	shs.	13,560,599
Comverse Technology, Inc.*	2,109,000		44,520,990
Corning Incorporated*	944,149		17,665,028
Motorola, Inc.	888,200		18,261,392
Nokia Corp. (ADR)	617,300		12,543,536
QUALCOMM Inc.	983,300		37,158,907
			167,908,850

________________
See footnotes on page 21.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2006

	Shares		Value
COMPUTERS AND PERIPHERALS 3.4%
EMC Corporation	1,018,200		$13,440,240
International Business Machines Corporation	307,320		29,856,138
Palm, Inc.*	1,371,200		19,320,208
SanDisk Corporation*	359,600		15,473,588
Seagate Technology*	537,800	**	14,251,699
			92,341,873

CONSUMER FINANCE 2.2%
Capital One Financial Corporation	768,268		59,018,348

CONTAINERS AND PACKAGING 0.9%
Smurfit-Stone Container Company*	2,400,000		25,344,000

DIVERSIFIED FINANCIAL SERVICES 5.8%
Bank of America Corporation	1,095,240		58,474,864
Citigroup Inc.	737,830		41,097,131
JPMorgan Chase & Co.	1,150,000		55,545,000
			155,116,995

DIVERSIFIED TELECOMMUNICATION SERVICES 1.6%
Citizens Communications Company	1,071,000		15,390,270
Windstream Corporation	1,915,400		27,236,988
			42,627,258

ENERGY EQUIPMENT AND SERVICES 1.5%
Halliburton Company	592,200		18,387,810
Tidewater Inc.	349,500		16,901,820
Weatherford International Ltd.*	126,000		5,265,540
			40,555,170

FOOD AND STAPLES RETAILING 4.1%
CVS Corporation	615,600		19,028,196
Rite Aid Corporation*	7,851,000		42,709,440
SUPERVALU INC.	664,500		23,755,875
Wal-Mart Stores, Inc.	515,220		23,792,860
			109,286,371

HEALTH CARE EQUIPMENT AND SUPPLIES 1.8%
Boston Scientific Corporation*	1,563,200		26,855,776
Medtronic, Inc.	402,900		21,559,179
			48,414,955

HEALTH CARE PROVIDERS AND SERVICES 3.6%
Aetna Inc.	852,300		36,802,314
Health Net, Inc.*	446,400		21,721,824
WellPoint Inc.*	479,200		37,708,248
			96,232,386

INDEPENDENT POWER PRODUCERS AND
ENERGY TRADERS 0.6%
TXU Corp.	310,700		16,843,047

________________
See footnotes on page 21.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2006

	Shares	Value
INDUSTRIAL CONGLOMERATES 4.9%
3M Company	578,500	$45,082,505
General Electric Company	2,367,900	88,109,559
		133,192,064

INSURANCE 2.6%
American International Group, Inc.	642,300	46,027,218
Hartford Financial Services Group, Inc.	268,600	25,063,066
		71,090,284

INTERNET SOFTWARE AND SERVICES 1.6%
Google Inc. Class A*	26,400	12,156,672
McAfee Inc.*	459,100	13,029,258
Yahoo!, Inc.*	735,400	18,782,116
		43,968,046

IT SERVICES 1.0%
First Data Corporation	554,400	14,148,288
The Western Union Company	514,900	11,544,058
		25,692,346

MACHINERY 0.7%
Caterpillar Inc.	298,800	18,325,404

MEDIA 1.9%
News Corp. Class A	777,400	16,698,552
Time Warner Inc.	1,539,100	33,521,598
		50,220,150

METALS AND MINING 1.3%
Alcoa Inc.	447,600	13,432,476
Freeport-McMoRan Copper & Gold Inc. Class B	370,800	20,664,684
		34,097,160

MULTILINE RETAIL 0.7%
Dollar General Corporation	1,181,400	18,973,284

OIL, GAS AND CONSUMABLE FUELS 7.9%
Chevron Corporation	599,000	44,044,470
ConocoPhillips	704,300	50,674,385
El Paso Corporation	1,945,600	29,728,768
Exxon Mobil Corporation	912,100	69,894,223
Murphy Oil Corporation	373,525	18,993,746
		213,335,592

PHARMACEUTICALS 3.0%
Pfizer Inc.	967,838	25,067,004
Valeant Pharmaceuticals International	791,500	13,645,460
Wyeth	815,300	41,515,076
		80,227,540

________________
See footnotes on page 21.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2006

	Shares or Shares
	Subject to Call	Value

ROAD AND RAIL 0.9%
Avis Budget Group, Inc.	1,100,020	$23,859,434

SEMICONDUCTORS AND SEMICONDUCTOR
EQUIPMENT 0.9%
Maxim Integrated Products, Inc.	436,100	13,353,382
Texas Instruments Incorporated	344,500	9,921,600
		23,274,982

SOFTWARE 2.3%
Business Objects S.A. (ADR)*	373,200	14,722,740
Microsoft Corporation	1,583,756	47,290,954
		62,013,694

SPECIALTY RETAIL 3.6%
Best Buy Co., Inc.	274,500	13,502,655
Foot Locker, Inc.	1,873,100	41,077,083
The Home Depot, Inc.	448,500	18,011,760
Urban Outfitters, Inc.*	1,103,800	25,420,514
		98,012,012

THRIFTS AND MORTGAGE FINANCE 1.0%
Washington Mutual, Inc.	616,100	28,026,389

TOBACCO 3.3%
Altria Group, Inc.	1,047,880	89,929,062

WIRELESS TELECOMMUNICATION SERVICES 1.1%
Sprint Nextel Corporation	1,566,700	29,594,963

TOTAL COMMON STOCKS
AND WARRANTS (Cost $2,230,961,882)		2,324,098,870

OPTIONS PURCHASED* 3.2%

BEVERAGES 0.1%
Coca-Cola Enterprises, Inc., Call expiring January 2008 at $15	4,636	2,827,960

COMMUNICATIONS EQUIPMENT 0.3%
Comverse Technology, Inc., Call expiring January 2008 at $20	20,083	8,033,200

COMPUTERS AND PERIPHERALS 0.2%
Dell Inc., Call expiring January 2008 at $25	8,152	3,016,240
Palm, Inc., Call expiring January 2008 at $17.50	11,930	1,968,450
Seagate Technology, Call expiring January 2008 at $17.50	132,600	1,352,520
		6,337,210

CONSUMER FINANCE 0.1%
Capital One Financial Corporation, Call expiring January 2008 at $80	3,836	3,314,304

FOOD AND STAPLES RETAILING 0.0%
Wal Mart Stores, Inc., Call expiring January 2007 at $50	4,954	49,540

________________
See footnotes on page 21.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2006

	Shares
	Subject to Call/Put	Value

FOOD PRODUCTS 0.0%
Kraft Foods Inc., Put expiring March 2007 at $30	2,694	$33,675

HEALTH CARE EQUIPMENT AND SUPPLIES 0.3%
Bausch & Lomb Inc., Call expiring January 2008 at $50	3,365	2,994,850
Boston Scientific Corporation, Call expiring January 2009 at $20	10,746	3,008,880
St. Jude Medical Inc., Call expiring January 2008 at $35	3,980	2,368,100
		8,371,830

HEALTH CARE PROVIDERS AND SERVICES 0.2%
Aetna Inc., Call expiring January 2008 at $42.50	3,409	2,130,625
Coventry Health Care, Inc., Call expiring January 2009 at $50	2,905	2,803,325
		4,933,950

INDEX DERIVATIVES 0.2%
S&P 500 Index Derivative, Put expiring March 2007 at 1,350	5,315	5,474,450

INDUSTRIAL CONGLOMERATES 0.1%
3M Company, Call expiring January 2009 at $80	1,649	1,533,570

INFORMATION TECHNOLOGY 0.1%
QUALCOMM Inc., Call expiring January 2009 at $40	3,277	2,523,290

INTERNET SOFTWARE AND SERVICES 0.2%
eBay Inc., Call expiring January 2008 at $30	3,258	1,726,740
Yahoo!, Inc., Call expiring January 2009 at $30	7,244	2,680,280
		4,407,020

MACHINERY 0.1%
Caterpillar Inc., Call expiring January 2009 at $80	4,506	1,937,580

MULTILINE RETAIL 0.2%
Dollar General Corporation, Call expiring January 2008 at $15	18,249	4,744,740

OIL, GAS AND CONSUMABLE FUELS 0.1%
Murphy Oil Corporation, Call expiring January 2008 at $50	2,667	1,893,570

SEMICONDUCTORS AND
SEMICONDUCTOR EQUIPMENT 0.3%
Intel Corporation, Call expiring January 2009 at $20	8,411	3,280,290
Marvell Technology Group, Ltd., Call expiring January 2009 at $20	5,331	2,878,740
Maxim Integrated Products, Inc., Call expiring January 2008 at $35	3,718	966,680
		7,125,710

SOFTWARE 0.0%
Business Objects S.A. (ADR), Call expiring April 2007 at $40	2,862	758,430

SPECIALTY RETAIL 0.0%
Foot Locker, Inc., Call expiring January 2008 at $25	7,601	1,026,135

TOBACCO 0.7%
Altria Group, Inc., Call expiring January 2008 at $80	8,116	8,440,640
Altria Group, Inc., Call expiring January 2008 at $85	13,671	9,843,120
		18,283,760

________________
See footnotes on page 21.

Tri-Continental Corporation

Portfolio of Investments	December 31, 2006

	Shares Subject to Call,
	Partnership Interest or
	Principal Amount		Value
WIRELESS TELECOMMUNICATION SERVICES 0.1%
Sprint Nextel Corporation, Call expiring January 2009 at $20	10,357	shs.	$3,417,810

TOTAL OPTIONS PURCHASED (Cost $88,128,958)			87,027,734

TRI-CONTINENTAL FINANCIAL
DIVISION 0.1%
WCAS Capital Partners II, L.P.†	$ 4,301,124		1,837,359
TOTAL TRI-CONTINENTAL
FINANCIAL DIVISION (Cost $4,301,124)			1,837,359

SHORT-TERM HOLDINGS 10.4%

EQUITY-LINKED NOTES 3.8%
Goldman Sachs Group:
8.25%, 7/27/2007†(1)	11,675,060		11,694,344
13.75%, 8/2/2007†(2)	17,999,490		18,779,347
9.8%, 9/27/2007†(3)	12,009,268		13,113,810
Merrill Lynch 13.6%, 3/27/2007†(4)	12,012,477		13,125,515
Morgan Stanley:
10.6%, 3/27/2007†(5)	12,014,087		13,081,600
8.08%, 5/1/2007†(1)	12,897,489		13,291,549
10.25%, 8/25/2007†(5)	19,194,138		20,110,020
			103,196,185

TIME DEPOSITS 6.6%
Bank of Montreal, 5.15%, 1/3/2007	100,000,000		100,000,000
Rabobank Nederland, Grand Cayman, 5.25%, 1/3/2007	77,729,000		77,729,000
			177,729,000
TOTAL SHORT-TERM HOLDINGS (Cost $275,531,009)			280,925,185
TOTAL INVESTMENTS (Cost $2,598,922,973) 99.9%			2,693,889,148
OTHER ASSETS LESS LIABILITIES 0.1%			957,220
NET INVESTMENT ASSETS 100.0%			$2,694,846,368

________________
See footnotes on page 21.

Tri-Continental Corporation

Schedule of Option Written	December 31, 2006

	Shares Subject
	to Call	Value
CALL OPTION WRITTEN
Seagate Technology, expiring January 2007 at $17.50
(Premium received $1,177,452)	132,600	$(1,206,660)

______________
*	Non-income producing security.
**	Part of the security is held as collateral for option written. As of December 31, 2006, the value of security held as collateral was $3,513,900.
†	Restricted security.
(1)	These notes are exchangeable at maturity for the value of the common stock of Yahoo! (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.
(2)	These notes are exchangeable at maturity for the value of the common stock of Marvell Technology Group (Semiconductors and Semiconductor Equipment). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.
(3)	These notes are exchangeable at maturity for the value of the common stock of Seagate Technology (Computers and Peripherals). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.
(4)	These notes are exchangeable at maturity for the value of the common stock of Peabody Energy (Oil, Gas and Consumable Fuels). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.
(5)	These notes are exchangeable at maturity for the value of the common stock of eBay (Internet Software and Services). The maturity value of the stock is limited to 120% of the stock’s price at the date of purchase of the notes.
ADR — American Depositary Receipts. See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Assets and Liabilities December 31, 2006

Assets:
Investments, at value:
Common stocks and warrants (cost $2,230,961,882)	$2,324,098,870
Options purchased (cost $88,128,958)	87,027,734
Tri-Continental Financial Division (cost $4,301,124)	1,837,359
Short-term holdings (cost $275,531,009)	280,925,185
Total investments (cost $2,598,922,973)	2,693,889,148
Cash	665,353
Restricted cash	206,670
Receivable for dividends and interest	3,854,273
Investment in, and expenses prepaid to, stockholder service agent	213,238
Receivable for Common Stock sold	10,337
Other.	125,353
Total Assets	2,698,964,372

Liabilities:
Option written (premium received—$1,177,452)	1,206,660
Management fee payable	943,357
Payable for Common Stock repurchased	905,962
Preferred Stock dividends payable.	470,463
Accrued expenses and other.	591,562
Total Liabilities	4,118,004
Net Investment Assets	2,694,846,368
Preferred Stock	37,637,000
Net Assets for Common Stock	$2,657,209,368

Net Assets per share of Common Stock
(Market value—$22.38)	$25.66

Statement of Capital Stock and Surplus December 31, 2006

Capital Stock:
$2.50 Cumulative Preferred Stock, $50 par value,
assets coverage per share $3,580
Shares authorized—1,000,000; issued and
outstanding—752,740	$37,637,000
Common Stock, $0.50 par value:
Shares authorized—159,000,000; issued and
outstanding—103,534,430.	51,767,215

Surplus:
Capital surplus	2,493,341,007
Undistributed net investment income (Note 5)	4,373,364
Undistributed net realized gain (Note 5)	12,790,815
Net unrealized appreciation of investments and option written	94,936,967
Net Investment Assets	$2,694,846,368

________________
See Notes to Financial Statements.

Tri-Continental Corporation

Statement of Operations For the Year Ended December 31, 2006

Investment Income:
Dividends (net of foreign taxes withheld of $128,993)	$44,376,088
Interest	9,913,708
Other Income	10,437
Total Investment Income	54,300,233

Expenses:
Management fee	10,398,110
Stockholder account and registrar services	3,825,392
Stockholders’ meetings	3,735,725
Custody and related services	547,264
Stockholder reports and communications	384,972
Directors’ fees and expenses	335,714
Audit and legal fees	147,770
Registration	59,068
Miscellaneous	370,419
Total Expenses	19,804,434
Net Investment Income*	34,495,799
Net Realized and Unrealized Gain on
Investments and Options Written
Net realized gain on investments	289,119,992
Net realized gain on options written	5,823,683
Net change in unrealized appreciation of investments and options written	57,279,087
Net Gain on Investments	352,222,762
Increase in Net Investment Assets from Operations	$386,718,561

________________
* Net investment income for Common Stock is $32,613,949, which is net of Preferred Stock dividends of $1,881,850.
See Notes to Financial Statements.

Tri-Continental Corporation

Statements of Changes in Net Investment Assets

	Year Ended December 31,
	2006	2005
Operations:
Net investment income	$34,495,799	$28,586,031
Net realized gain on investments	289,119,992	232,990,389
Net realized gain on options written	5,823,683	7,783,566
Net change in unrealized appreciation of investments
and options written	57,279,087	(228,289,164)
Increase in Net Investment Assets from Operations	386,718,561	41,070,822

Distributions to Stockholders:
Net investment income:
Preferred Stock (per share: $2.50 and $2.50)	(1,881,850)	(1,881,850)
Common Stock (per share: $0.28 and $0.24)	(29,500,440)	(26,442,677)
Decrease in Net Investment Assets
from Distributions	(31,382,290)	(28,324,527)

Capital Share Transactions:
Value of shares of Common Stock issued
for investment plans (546,782 and 623,631 shares)	11,180,588	11,321,060
Cost of shares of Common Stock purchased
from investment plan participants
(3,346,991 and 3,126,041 shares)	(68,106,687)	(56,684,947)
Cost of shares of Common Stock purchased in the
open market (1,637,882 and 2,527,047 shares)	(33,511,805)	(45,869,616)
Net proceeds from issuance of shares of
Common Stock upon exercise of
warrants (7,402 and 9,900 shares)	7,402	9,900
Decrease in Net Investment Assets
from Capital Share Transactions	(90,430,502)	(91,223,603)
Increase (Decrease) in Net Investment Assets	264,905,769	(78,477,308)

Net Investment Assets:
Beginning of year	2,429,940,599	2,508,417,907
End of Year (including undistributed net investment
income of $4,373,364 and $1,112,443, respectively)	$2,694,846,368	$2,429,940,599

________________
See Notes to Financial Statements.

Tri-Continental Corporation

Notes to Financial Statements

1. Significant Accounting Policies — The financial statements of Tri-Continental Corporation (the “Corporation”) have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. The following summarizes the significant accounting policies of the Corporation:

a.	Security Valuation — Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. Securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices or are valued by J. & W. Seligman & Co. Incorporated (the “Manager”) based on quotations provided by primary market makers in such securities. Securities for which market quotations are not readily available (or are otherwise no longer valid or reliable) are valued at fair value determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts, and extreme market volatility. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other investment companies to determine net asset value or the price that may be realized upon the actual sale of the security. Short-term holdings that mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b.	Federal Taxes — There is no provision for federal income tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net realized gain.

c.	Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Corporation is informed of the dividend. Interest income is recorded on an accrual basis.

d.	Distributions to Stockholders — Dividends and other distributions to stockholders are recorded on ex-dividend date.

e.	Options — The Corporation is authorized to write and purchase put and call options. When the Corporation writes an option, an amount equal to the premium received by the Corporation is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Corporation enters into a closing transaction), the Corporation realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). The Corporation, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

f.	Repurchase Agreements — The Corporation may enter into repurchase agreements. Generally, securities received as collateral subject to repurchase agreements are deposited with the Corporation’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. On a daily basis, the market value of repurchase agreements’ underlying securities are monitored to ensure the existence of the proper level of collateral.

g.	Restricted Cash — Restricted cash represents deposits that are being held by banks as collateral for letters of credit issued in connection with the Corporation’s insurance policies.

Tri-Continental Corporation

Notes to Financial Statements

h.	Equity-Linked Notes — The Corporation may purchase notes created by a counterparty, typically an investment bank. The notes bear interest at a fixed or floating rate. At maturity, the notes must be exchanged for an amount based on the value of one or more equity securities (“Index Stocks”) of third party issuers. The exchange value may be limited to an amount less than the actual value of the Index Stocks at the maturity date. Any difference between the exchange amount and the original cost of the notes will be a gain or loss.

2. Capital Stock Transactions — Under the Corporation’s Charter, dividends on Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation’s option at any time on 30 days’ notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

     The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 2006, the Corporation purchased 3,346,991 shares of Common Stock from Plan participants at a cost of $68,106,687, which represented a weighted average discount of 12.88% from the net asset value of those acquired shares. A total of 546,782 shares were issued to Plan participants during the year for proceeds of $11,180,588, an average discount of 12.67% from the net asset value of those shares.

     For the year ended December 31, 2006, the Corporation purchased 1,637,882 shares of its Common Stock in the open market at an aggregate cost of $33,511,805, which represented a weighted average discount of 12.56% from the net asset value of those acquired shares. Shares of Common Stock repurchased to satisfy Plan requirements or in the open market are retired and no longer outstanding.

     At December 31, 2006, the Corporation reserved 271,192 shares of Common Stock for issuance upon exercise of 12,053 Warrants, each of which entitled the holder to purchase 22.50 shares of Common Stock at $1.00 per share.

     Assuming the exercise of all Warrants outstanding at December 31, 2006, net investment assets would have increased by $271,192 and the net asset value of the Common Stock would have been $25.60 per share. The number of Warrants exercised during the year ended December 31, 2006 and 2005 was 329 and 440, respectively.

3. Management Fee, Administrative Services, and Other Transactions — The Manager manages the affairs of the Corporation and provides for the necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation’s daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 2006 was equivalent to an average annual rate of 0.41% of the average daily net assets of the Corporation.

     For the year ended December 31, 2006, Seligman Data Corp., which is owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,825,392 for stockholder account services in accordance with a methodology approved by the Corporation’s directors. Costs of Seligman Data Corp. directly attributable to the Corporation were charged to the Corporation. The remaining charges were allocated to the Corporation by Seligman Data Corp. pursuant to a formula based on the Corporation’s net assets, stockholder transaction volume and number of stockholder accounts. The Corporation’s investment in Seligman Data Corp. is recorded at a cost of $43,681.

     The Corporation and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the related Guaranties expire in September 2008 and January 2009. The

Tri-Continental Corporation

Notes to Financial Statements

obligation of the Corporation to pay any amount due under the Guaranties is limited to a specified percentage of the full amount, which generally is based on the Corporation’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the most recent calendar quarter. As of December 31, 2006, the Corporation’s potential obligation under the Guaranties is $292,300. As of December 31, 2006, no event has occurred which would result in the Corporation becoming liable to make any payment under the Guaranties. A portion of the rent paid by Seligman Data Corp. is charged to the Corporation as part of Seligman Data Corp.’s stockholder account services cost.

     Certain officers and directors of the Corporation are officers or directors of the Manager and/or Seligman Data Corp.

     The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Corporation or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Corporation for federal income tax purposes until such amounts are paid. The accumulated balance at December 31, 2005 of $247,499 was paid to the participating director in January 2006. As of December 31, 2006, no directors were participating in the deferred compensation arrangement.

4. Purchases and Sales of Securities — Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 2006, amounted to $2,842,138,690 and $3,085,641,462, respectively.

5. Federal Tax Information — Certain components of income, expense and realized capital gain and loss are recognized at different times or have a different character for federal income tax purposes and for financial reporting purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Corporation. As a result of the differences described above, the treatment for financial reporting purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. Further, the cost of investments also can differ for federal income tax purposes.

     At December 31, 2006, the cost of investments for federal income tax purposes was $2,597,501,175. The tax basis cost was lower than the cost for financial reporting purposes primarily due to tax losses passed through to the Corporation from its limited partnership investments of $2,765,001 offset, in part, by the tax deferral of losses on wash sales and certain option transactions in the amount of $1,343,203.

     At December 31, 2006, the tax basis components of accumulated earnings were as follows:

Gross unrealized appreciation of portfolio securities	$146,339,068
Gross unrealized depreciation of portfolio securities	(49,951,095)
Net unrealized appreciation of portfolio securities	96,387,973
Undistributed ordinary income	4,373,364
Undistributed net realized gain	11,369,017
Total accumulated earnings	$112,130,354

     During the year ended December 31, 2006, the Corporation utilized the entire $285,514,996 of prior years’ capital loss carryforwards to offset current year’s net capital gains.

     For the year ended December 31, 2006 and 2005, the tax characterization of distributions to stockholders was the same as for financial reporting purposes.

6. Restricted Securities — At December 31, 2006, the Tri-Continental Financial Division of the Corporation comprised one investment that was purchased through private offerings and cannot be sold

Tri-Continental Corporation

Notes to Financial Statements

without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. The investment is valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition date of investment in the limited partnerships, along with the cost and value at December 31, 2006, were as follows:

Investments	Acquisition Date(s)	Cost	Value
WCAS Capital Partners II, L.P.	12/11/90 to 3/24/98	$4,301,124	$1,837,359

7. Options Written — Transactions in options written during the year ended December 31, 2006 were as follows:

	Shares
	Subject
	to Call/Put	Premium
Options outstanding at December 31, 2005	1,243,100	$4,161,063
Options written	13,462,100	17,912,310
Options expired	(6,100,000)	(7,022,734)
Options exercised	(8,057,900)	(11,226,089)
Options terminated in closing purchase transactions	(414,700)	(2,647,098)
Options outstanding at December 31, 2006	132,600	$1,177,452

8. Other Matters — In late 2003, the Manager conducted an extensive internal review in response to public announcements concerning frequent trading in shares of open-end mutual funds. The Manager’s review of frequent trading appropriately did not include Tri-Continental Corporation because it is a closed-end investment company. As of September 2003, the Manager had one arrangement that permitted frequent trading in the Seligman registered investment companies (the “Seligman Funds”). This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager’s records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in Seligman Funds. All three had already been terminated prior to the end of September 2002. None of these arrangements involved Tri-Continental Corporation.

     The results of the Manager’s internal review were presented to the Independent Directors of all the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements that permitted frequent trading, in May 2004, the Manager made payments to three mutual funds and agreed to waive a portion of its management fee with respect to another mutual fund.

     Beginning in February 2004, the Manager was in discussions with the New York staff of the Securities and Exchange Commission (“SEC”) and the Office of the New York Attorney General (“Attorney General”) in connection with their review of frequent trading in certain of the Seligman Funds. No late trading is involved. This review was apparently stimulated by the Manager’s voluntary public disclosure of the foregoing arrangements in January 2004. In March 2005, negotiations to settle the matter were initiated by the New York staff of the SEC. After several months of negotiations, tentative agreement was reached, both with the New York staff of the SEC and the Attorney General, on the financial terms of a settlement. However, settlement discussions with the Attorney General ended when the Attorney General sought to impose operating conditions on the Manager that were unacceptable to the Manager, would have applied in perpetuity and were not requested or required by the SEC. Subsequently, the New York staff of the SEC indicated that, in lieu of moving forward under the terms of the tentative financial settlement, the staff was considering recommending to the Commissioners of the SEC the instituting of a formal action against the Manager, the Distributor, and Seligman Data Corp. (together, “Seligman”).

     Seligman believes that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

Tri-Continental Corporation

Notes to Financial Statements

     Immediately after settlement discussions with the Attorney General ended, the Attorney General issued subpoenas to certain of the Seligman Funds and their directors. The subpoenas sought various Board materials and information relating to the deliberations of the Independent Directors as to the advisory fees paid by the Seligman Funds to the Manager. The Manager objected to the Attorney General’s seeking of such information and, on September 6, 2005, filed suit in federal district court seeking to enjoin the Attorney General from pursuing a fee inquiry. Seligman believes that the Attorney General’s inquiry is improper because Congress has vested exclusive regulatory oversight of investment company advisory fees in the SEC.

     At the end of September 2005, the Attorney General indicated that it intends to file an action at some time in the future alleging, in substance, that the Manager permitted other persons to engage in frequent trading other than the arrangements described above and, as a result, the prospectus disclosure of the Seligman Funds is and has been misleading.

     On September 26, 2006, the Attorney General commenced a civil action in New York State Supreme Court against J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., Seligman Data Corp. and Brian T. Zino (President of the Manager and the Seligman Funds), reiterating, in substance, the foregoing claims and various other related matters. The Attorney General also claims that the fees charged by Seligman are excessive. The Attorney General is seeking damages and restitution, disgorgement, penalties and costs (collectively, “Damages”), including Damages of at least $80 million relating to alleged timing occurring in the Seligman Funds and disgorgement of profits and management fees, and injunctive relief. Seligman and Mr. Zino believe that the claims are without merit and intend to defend themselves vigorously.

     Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties, injunctions regarding Seligman, restitution to mutual fund shareholders or changes in procedures. Any Damages will be paid by Seligman and not by the Seligman Funds. If Seligman is unsuccessful in its defense of these proceedings, it and its affiliates could be barred from providing services to the Seligman Funds, including serving as an investment adviser for the Seligman Funds and principal underwriter for the open-end Seligman Funds. If these results occur, Seligman will seek exemptive relief from the SEC to permit it and its affiliates to continue to provide services to the Seligman Funds. There is no assurance that such exemptive relief will be granted.

     Seligman does not believe that the foregoing legal action or other possible actions should have a material adverse impact on Seligman or the Seligman Funds; however, there can be no assurance of this, or that these matters and any related publicity will not result in reduced demand for shares of the Seligman Funds or other adverse consequences.

9. Recently Issued Accounting Pronouncements — In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109.” FIN 48 provides guidance for how uncertain tax positions, if any, should be recognized, measured, presented and disclosed in the financial statements. FIN 48 is effective for fiscal years beginning after December 15, 2006 and, in accordance with recent SEC guidance, can be implemented within the first required financial statement reporting period. Accordingly, the Corporation will incorporate the effects, if any, of FIN 48 in its semi-annual report for the six months ended June 30, 2007. The Corporation is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

     In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS No. 157”), “Fair Value Measurements.” SFAS No. 157 defines fair value, establishes a framework for measuring fair value of assets and liabilities and expands disclosure about fair value measurements. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Corporation is currently evaluating the impact of the adoption of SFAS No. 157 but believes the impact will be limited to expanded disclosures in the Corporation’s financial statements.

Tri-Continental Corporation

Financial Highlights

     The Corporation’s financial highlights are presented below. Per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts, using average shares outstanding.

     Total investment return measures the Corporation’s performance assuming that investors purchased shares of the Corporation at the market value or net asset value as of the beginning of the year, invested dividends and capital gains paid, as provided for in the Corporation’s Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value or net asset value per share on the last day of the year. The computations do not reflect taxes or any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     The ratios of expenses and net investment income to average net investment assets and to average net assets for Common Stock for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Per Share Operating Performance:
Net Asset Value,
Beginning of Year	$22.16	$21.87	$19.55	$15.72	$21.69
Net investment income	0.33	0.26	0.26	0.18	0.25
Net realized and unrealized
investment gain (loss)	3.47	0.29	2.31	3.84	(5.95)
Increase (Decrease) from
Investment Operations	3.80	0.55	2.57	4.02	(5.70)
Dividends paid on Preferred Stock	(0.02)	(0.02)	(0.02)	(0.02)	(0.01)
Dividends paid on Common Stock	(0.28)	(0.24)	(0.23)	(0.17)	(0.26)
Net Increase (Decrease) in
Net Asset Value	3.50	0.29	2.32	3.83	(5.97)
Net Asset Value, End of Year	$25.66	$22.16	$21.87	$19.55	$15.72
Adjusted Net Asset Value,
End of Year*	$25.60	$22.10	$21.82	$19.51	$15.69
Market Value, End of Year	$22.38	$18.58	$18.28	$16.40	$13.25

________________
See footnotes on page 31.

Tri-Continental Corporation

Financial Highlights (continued)

	Year Ended December 31,
	2006	2005	2004	2003	2002
Total Investment Return:
Based upon market value	22.10%	2.98%	12.95%	25.24%	(28.18)%
Based upon net asset value.	17.38%	2.66%	13.36%#	25.84%	(26.35)%
Ratios/Supplemental Data:
Expenses to average net
investment assets	0.79%	0.64%	0.65%	0.68%	0.67%
Expenses to average net assets for
Common Stock	0.80%	0.65%	0.66%	0.70%	0.68%
Net investment income to average
net investment assets	1.37%	1.18%	1.26%	1.03%	1.29%
Net investment income to average
net assets for Common Stock	1.40%	1.20%	1.28%	1.05%	1.31%
Portfolio turnover rate.	121.81%	70.77%	47.36%	138.65%	152.79%
Net Investment Assets,
End of Year (000s omitted):
For Common Stock.	$2,657,209	$2,392,304	$2,470,781	$2,310,999	$1,958,295
For Preferred Stock	37,637	37,637	37,637	37,637	37,637
Total Net Investment Assets	$2,694,846	$2,429,941	$2,508,418	$2,348,636	$1,995,932

________________
* Assumes the exercise of outstanding warrants.
# Excluding the effect of the payments received from the Manager in 2004, the total investment return would have been 13.33%.
See Notes to Financial Statements.

Tri-Continental Corporation

Report of Independent Registered
Public Accounting Firm

The Board of Directors and Security Holders,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities and the statement of capital stock and surplus of Tri-Continental Corporation (the “Corporation”), including the portfolio of investments, as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Corporation is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the Corporation’s custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 2006, the results of its operations for the year then ended, the changes in its net investment assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 27, 2007

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the
Continuance of the Management Agreement

     The directors of Tri-Continental Corporation unanimously approved the continuance of the Management Agreement with the Manager at a meeting held on November 15, 2006.

     Prior to their approval of the continuance of the Management Agreement, the directors requested and evaluated extensive materials from the Manager. They reviewed the proposed continuance of the Management Agreement with the Manager and with experienced counsel who advised on the legal standards for their consideration. The independent directors also discussed the proposed continuance in a private session with counsel.

     The directors considered their knowledge of the nature and quality of the services provided by the Manager to the Corporation gained from their experience as directors and/ or trustees of the Seligman Group of Funds, their overall confidence in the Manager’s integrity and competence they have gained from that experience, the Manager’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Manager’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Seligman Group of Funds. The directors noted that the Board has six regular meetings each year, at each of which they receive presentations from the Manager on the investment results of the Corporation and review extensive materials and information presented by the Manager.

     The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and directors may have attributed different weights to the various factors. The directors determined that the selection of the Manager to manage the Corporation, and the overall arrangements between the Corporation and the Manager as provided in the Management Agreement, including the management fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their reasonable judgment. The material factors and conclusions that formed the basis for the directors’ determination included the following:

Nature, Extent and Quality of Services Provided by the Manager

     The directors considered the scope and quality of services provided by the Manager. The directors considered the quality of the investment research capabilities of the Manager and the other resources it has dedicated to performing services for the Corporation. They also noted the professional experience and qualifications of the Corporation’s portfolio management team and other senior personnel of the Manager. At prior meetings the directors had also considered the Manager’s selection of brokers and dealers for portfolio transactions. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Corporation’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Corporation under the Management Agreement.

     On an ongoing basis, the Manager reports to the directors on the status of various matters relating to market timing activity affecting certain funds in the Seligman Group of Funds. In connection with the continuance review, the Manager and its counsel and the directors’ special counsel also addressed, among other matters: the action brought in September 2005 by the Manager and its president against the Attorney General of the State of New York seeking an order enjoining the Attorney General from, among other things, investigating the fees paid by the funds in the Seligman Group of

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement

Funds to the Manager; and the action brought in September 2006 by the Attorney General against the Manager, Seligman Data Corp., the president of the Manager and Seligman Advisors, Inc. (“Seligman Advisors”) relating to market timing and also claiming that the fees charged by the Manager are excessive. The directors also noted the indication in September 2005 by the Staff of the New York Office of the Securities and Exchange Commission (“SEC”) that it was considering recommending that the SEC institute a formal action against the Manager and Seligman Advisors relating to market timing. After a detailed presentation by the Manager and further discussion with the Manager, the Manager’s counsel, the directors’ special counsel and other counsel independent of the Manager, and consideration of the potential consequences of the various matters referred to above, the independent directors concluded that they retained confidence in the integrity of the Manager and its ability to provide management services to the Corporation.

Costs of Services Provided and Profitability to the Manager

     The directors reviewed information concerning profitability of the Manager’s investment advisory and investment company activities and its financial condition based on historical information and estimates for the current year, as well as historical and estimated profitability data for the Corporation. The directors reviewed with the Manager’s chief financial officer the assumptions and methods of allocation used by the Manager in preparing the profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Manager’s expenses. The directors focused on profitability of the Manager’s relationships with the Corporation before taxes and distribution expenses. The directors concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Corporation was not excessive.

Fall-Out Benefits

     The directors considered that the Manager benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers that execute the Seligman Group of Funds’ purchases and sales of securities on an agency basis. They reviewed a description of the Manager’s practices with respect to allocating portfolio brokerage for brokerage and research services, data on the dollar amount of commissions allocated for third-party research and brokerage services and for proprietary research and brokerage services, and a current list of firms providing third-party research and brokerage to the Manager. The directors recognized that the Manager’s profitability would be somewhat lower without this benefit. The directors noted that the Manager may derive reputational and other benefits from its association with the Corporation. The directors concluded that the fall-out benefits realized by the Manager from its relationship with the Corporation were appropriate.

Investment Results

     In addition to the information received by the directors for the meeting, the directors receive detailed performance information for the Corporation at each regular Board meeting during the year. At the meeting, the directors reviewed performance information covering a wide range of periods, including the first nine months of 2006, the preceding six calendar years and annualized one-, three-, five- and ten-year rolling periods ending September 30, 2006. For each of these periods the directors reviewed information comparing the Corporation to other funds in the Lipper Large-Cap Core Funds Average, the Lipper Closed-End Core Funds Average and for most of the periods they also reviewed the performance of the Corporation relative to the Standard & Poor’s 500 Composite Stock

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement

Price Index and to a group of competitor funds selected by the Manager. The directors also reviewed information about portfolio turnover rates of the Corporation compared to other investment companies with similar investment objectives. The directors noted that while the Corporation’s results were below the benchmarks for the five-year period, the comparative information showed improvement in the Corporation’s results against its benchmarks in the more recent periods. The Corporation’s results were above its benchmarks for the three-year periods and while varyingly performing above or below in recent periods, the results were above each of the benchmarks for the first nine months of 2006. Taking into account these comparisons and the other factors considered, the directors concluded that the Corporation’s investment results over time had been satisfactory.

Management Fees and Other Expenses

     The directors considered the management fee rate paid by the Corporation to the Manager. The directors recognized that it is difficult to make comparisons of management fees because there are variations in the services that are included in the fees paid by other funds.

     The directors compared the Corporation’s management fee rate to a subset of funds in the Lipper Closed-End Core Fund category and the Lipper Large-Cap Core Funds category (the “Lipper peer groups”). The information showed that the Corporation’s current effective management fee rate was among the lowest in each of those Lipper peer groups and significantly below the average and the median management fee rates for each Lipper peer group. The directors noted that the Corporation’s fee schedule includes breakpoints.

     The directors also considered the total expense ratio of the Corporation in comparison to the fees and expenses of funds within its Lipper peer groups. The directors noted that the Corporation’s expense ratio was significantly lower than the median and the average for each Lipper peer group, which the Manager attributed principally to the Corporation’s low management fee and its relatively large asset base. In considering the expense ratio of the Corporation, the directors noted that the Corporation has elected to have certain shareholder services provided at cost by Seligman Data Corp. (“SDC”), a company owned by certain of the investment companies in the Seligman Group of Funds that provides shareholder services to the Corporation and other investment companies in the Seligman Group of Funds at cost. SDC provides services exclusively to the Seligman Group of Funds, and the directors believed that the arrangement with SDC has provided the Corporation and its shareholders with a consistently high level of service. The directors concluded that the Corporation’s expense ratio was highly satisfactory.

     The Manager discussed with the directors the expenses incurred by the Corporation in connection with the proxy contests launched by a group of dissident shareholders in 2006, which occurred subsequent to the period for which comparative expense information was provided. The Manager also noted that the Corporation expected to face another contest from the same group in 2007. The directors recognized that the Corporation’s expense ratio for 2006 (and possibly 2007) would be somewhat higher than historical norms as a result of this activity.

Economies of Scale

     The directors noted that the management fee schedule for the Corporation contains breakpoints that take into account the net assets of all funds in the Seligman Group of Funds, including the Corporation, and that the current effective management fee rate reflects a reduction due to the effect of those breakpoints. The directors recognized that there is no direct relationship between the

Tri-Continental Corporation

Matters Relating to the Directors’ Consideration of the Continuance of the
Management Agreement

economies of scale realized by funds and those realized by their investment adviser as assets increase. The directors do not believe that there is a uniform methodology for establishing breakpoints that give effect to fund specific services provided by the Manager. The directors also observed that in the investment company industry as a whole, as well as among funds similar to the Corporation, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply, and that the advisory agreements for many competitor funds do not have breakpoints at all. The directors concluded that the Corporation’s breakpoint arrangements were acceptable.

Tri-Continental Corporation

Proxy Results

     A Special Meeting of Stockholders was held on September 28, 2006, in New York, NY at which Tri-Continental Stockholders voted on the election of Directors and to amend the Corporation’s Charter. At the meeting, Tri-Continental’s Slate, the incumbent Directors, were re-elected. The number of shares voted are as follows:

Election of Directors:
	For	Withheld
Tri-Continental’s Slate
John R. Galvin	44,447,227	2,815,344
William C. Morris	44,360,109	2,902,462
Robert L. Shafer	44,468,582	2,793,989

Dissident’s Slate
Arthur D. Lipson	30,276,052	694,165
Paul DeRosa	30,279,387	690,830
David B. Ford	30,277,272	692,945

With respect to the proposal to amend the Corporation’s Charter, the meeting was adjourned to October 4, 2006. A description of the proposal and the shares voted are as follows:

To approve an amendment to the Corporation’s Charter to provide that the presence in person or by proxy of Stockholders entitled to cast at least one-third of all the votes entitled to be cast at a Stockholder meeting constitutes a quorum, unless a higher percentage is specified in the Bylaws of the Corporation:

For	Against	Abstained
44,594,484	31,999,634	2,185,702

While the plurality of votes cast were in favor of the amendment, the proposal did not achieve the required majority of all votes entitled to be cast.

Tri-Continental Corporation

Directors and Officers

Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø	and Other Information

John R. Galvin (77)[1,3]	Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;
• Director: 1995 to Date	Director or Trustee of each of the investment companies of the Seligman
• Oversees 61 Portfolios	Group of Funds†; and Chairman Emeritus, American Council on Germany.
in Fund Complex	Formerly, Director, Raytheon Co. (defense and commercial electronics),
Governor of the Center for Creative Leadership, and Trustee, Institute for
Defense Analyses. From February 1995 until June 1997, he was a Director,
USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr.
Galvin was the Supreme Allied Commander, NATO, and the Commander-in-
Chief, United States European Command.

John F. Maher (63)[1,3]	Retired President and Chief Executive Officer of Great Western Financial
• Director: December 2006	Corporation and its principal subsidiary, Great Western Bank (a federal savings
to Date**	bank); and Director or Trustee of each of the investment companies of the
• Oversees 57 Portfolios	Seligman Group of Funds† (with the exception of Seligman Cash Management
in Fund Complex	Fund, Inc., Seligman New Technologies Fund, Inc., Seligman New
Technologies Fund II, Inc., and Seligman Quality Municipal Fund, Inc.).

Frank A. McPherson (73)[2,3]	Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee
• Director: 1995 to Date	Corporation (diversified energy and chemical company); Director or Trustee
• Oversees 61 Portfolios	of each of the investment companies of the Seligman Group of Funds†; and
in Fund Complex	Director, DCP Midstream GP, LLP (natural gas processing), Integris Health
(owner of various hospitals), Oklahoma Chapter of the Nature Conservancy,
Oklahoma Medical Research Foundation, Boys and Girls Clubs of Oklahoma,
Oklahoma City Public Schools Foundation, and Oklahoma Foundation for
Excellence in Education. Formerly, Director, ConocoPhillips (integrated international oil corporation), Kimberly-Clark Corporation (consumer products) and BOK Financial (bank holding company). From 1990 until 1994,
Director, the Federal Reserve System’s Kansas City Reserve Bank.

Betsy S. Michel (64)[1,3]	Attorney; Director or Trustee of each of the investment companies of the
• Director: 1985 to Date	Seligman Group of Funds†; and Trustee, The Geraldine R. Dodge
• Oversees 61 Portfolios	Foundation (charitable foundation). Formerly, Chairman of the Board of
in Fund Complex	Trustees of St. George’s School (Newport, RI); and Trustee, World Learning,
Inc. (international educational training), and Council of New Jersey
Grantmakers.

________________
See footnotes on page 41.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INDEPENDENT DIRECTORS (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø	and Other Information

Leroy C. Richie (65)[1,3]	Counsel, Lewis & Munday, P.C. (law firm); Chairman and Chief Executive
• Director: 2000 to Date	Officer, Q Standards Worldwide, Inc. (library of technical standards); Director
• Oversees 60 Portfolios	or Trustee of each of the investment companies of the Seligman Group of
in Fund Complex	Funds† (with the exception of Seligman Cash Management Fund, Inc.);
Director, Kerr-McGee Corporation (diversified energy and chemical company), Infinity, Inc. (oil and gas services and exploration), and Vibration
Control Technologies, LLC (auto vibration technology); Lead Outside
Director, Digital Ally Inc. (digital imaging); Director and Chairman, Highland
Park Michigan Economic Development Corp.; and Chairman, Detroit Public
Schools Foundation. Formerly, Trustee, New York University Law Center
Foundation; and Vice Chairman, Detroit Medical Center and Detroit
Economic Growth Corp. From 1990 until 1997, Vice President and General
Counsel, Automotive Legal Affairs, Chrysler Corporation.

Robert L. Shafer (74)[2,3]	Ambassador and Permanent Observer of the Sovereign Military Order of
Malta to the United Nations; and Director or Trustee of each of the
• Director: 1991 to Date	investment companies of the Seligman Group of Funds†. From May 1987
• Oversees 61 Portfolios	until June 1997, Director, USLIFE Corporation (life insurance) and from 1973
in Fund Complex	until January 1996, Vice President, Pfizer Inc. (pharmaceuticals).

James N. Whitson (71)[1,3]	Retired Executive Vice President and Chief Operating Officer, Sammons
• Director: 1993 to Date	Enterprises, Inc. (a diversified holding company); Director or Trustee of each
• Oversees 61 Portfolios	of the investment companies of the Seligman Group of Funds†; and Director,
in Fund Complex	CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and
Consultant, Sammons Enterprises, Inc. and Director, C-SPAN (cable television networks).

________________
See footnotes on page 41.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø	and Other Information

William C. Morris* (68)	Chairman and Director, J. & W. Seligman & Co. Incorporated; Chairman of
• Director and Chairman of the	the Board and Director or Trustee of each of the investment companies of the
Board: 1988 to Date	Seligman Group of Funds†; Chairman and Director, Seligman Advisors, Inc.,
• Oversees 61 Portfolios	Seligman Services, Inc. and Carbo Ceramics Inc. (manufacturer of ceramic
in Fund Complex	proppants for oil and gas industry); Director, Seligman Data Corp.; and
President and Chief Executive Officer of The Metropolitan Opera
Association. Formerly, Director, Kerr-McGee Corporation (diversified energy and chemical company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino* (54)	Director and President, J. & W. Seligman & Co. Incorporated; President,
• Director: 1993 to Date	Chief Executive Officer, and, with the exception of Seligman Cash
• President: 1995 to Date	Management Fund, Inc., Director or Trustee of each of the investment
• Chief Executive Officer:	companies of the Seligman Group of Funds†; Director, Seligman Advisors,
2002 to Date	Inc. and Seligman Services, Inc.; and Chairman, Seligman Data Corp.
• Oversees 60 Portfolios	Formerly, Member of the Board of Governors of the Investment Company
in Fund Complex	Institute; and Director (formerly Chairman), ICI Mutual Insurance Company.

John B. Cunningham (42)	Managing Director and Chief Investment Officer, J. & W. Seligman & Co.
• Vice President and	Incorporated; Vice President and Portfolio Manager of Seligman Common
Portfolio Manager:	Stock Fund, Inc. and Seligman Income and Growth Fund, Inc.; Vice
2004 to Date	President of Seligman Portfolios, Inc. and Portfolio Manager of its Common
Stock Portfolio; and Co-Portfolio Manager of Seligman TargetHorizon ETF
Portfolios, Inc. Formerly, Managing Director, Senior Portfolio Manager of
Salomon Brothers Asset Management.

Eleanor T.M. Hoagland (55)	Managing Director, J. & W. Seligman & Co. Incorporated; Vice President and
• Vice President and Chief	Chief Compliance Officer of each of the investment companies of the
Compliance Officer:	Seligman Group of Funds†.
2004 to Date

Charles W. Kadlec (60)	Director and Managing Director, J. & W. Seligman & Co. Incorporated;
• Vice President: 1996 to Date	Director and President, Seligman Advisors, Inc. and Seligman Services, Inc.;
Vice President and Portfolio Manager of Seligman Time Horizon/Harvester
Series, Inc. and Vice President and Co-Portfolio Manager of Seligman
TargetHorizon ETF Portfolios, Inc. Mr. Kadlec is the architect of several investment strategies, chief among them Seligman Time Horizon Matrix®
and Seligman Harvester.

________________
See footnotes on page 41.

Tri-Continental Corporation

Directors and Officers
Information pertaining to the Directors and Officers of Tri-Continental Corporation is set forth below.

INTERESTED DIRECTORS AND PRINCIPAL OFFICERS (continued)

Name, (Age), Position(s)	Principal Occupation(s) During Past Five Years, Directorships
held with Corporation ø	and Other Information

Thomas G. Rose (49)	Managing Director, Chief Financial Officer, and Treasurer, J. & W. Seligman
• Vice President:	& Co. Incorporated; Senior Vice President, Finance, Seligman Advisors, Inc.
2000 to Date	and Seligman Data Corp.; and Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and
Seligman International, Inc.

Lawrence P. Vogel (50)	Senior Vice President and Treasurer, Investment Companies, J. & W.
• Vice President:	Seligman & Co. Incorporated; Vice President and Treasurer of each of the
1992 to Date	investment companies of the Seligman Group of Funds†; and Treasurer,
• Treasurer:	Seligman Data Corp.
2000 to Date

Frank J. Nasta (42)	Director, Managing Director, General Counsel and Corporate Secretary,
• Secretary:	J. & W. Seligman & Co. Incorporated; Secretary of each of the investment
1994 to Date	companies of the Seligman Group of Funds†; Director and Corporate
Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.; and Corporate
Secretary, Seligman International, Inc. and Seligman Data Corp.

The Corporation’s Statement of Additional Information (SAI) includes additional information about the directors and is available, without charge, upon request. You may call toll-free (800) TRI-1092 in the US or call collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Corporation, or to make stockholder inquiries.

________

ø	The address for each of the directors and officers is 100 Park Avenue, 8th Floor, New York, NY 10017. Each director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation, or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 24 registered investment companies.

*	Messrs. Morris and Zino are considered “interested persons” of the Corporation, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

**	Mr. Maher was appointed to the Board on December 18, 2006.

Member:	1 Audit Committee
2 Director Nominating Committee
3 Board Operations Committee

Tri-Continental Corporation

Additional Information

Manager	Important Telephone Numbers
J. & W. Seligman & Co. Incorporated	(800) TRI-1092	Stockholder Services
100 Park Avenue
New York, NY 10017	(800) 445-1777	Retirement Plan Services

Stockholder Service Agent	(212) 682-7600	Outside the United States
Seligman Data Corp.
100 Park Avenue	(800) 622-4597	24-Hour Automated
New York, NY 10017		Telephone Access Service

Mail Inquiries To:
P.O. Box 9759
Providence, RI 02940-9759

Quarterly Schedule of Investments

A complete schedule of portfolio holdings owned by the Corporation will be filed with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q, and will be available to stockholders (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US or (ii) on the SEC’s website at www.sec.gov.1 In addition, the Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Certain of the information contained in the Corporation’s Form N-Q is also made available to stockholders on Seligman’s website at www.seligman.com.1

Proxy Voting

A description of the policies and procedures used by the Corporation to determine how to vote proxies relating to portfolio securities as well as information regarding how the Corporation voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available (i) without charge, upon request, by calling toll-free (800) 874-1092 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov.1 Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

Annual Certifications

As required, the Corporation has submitted to the New York Stock Exchange (“NYSE”) the annual certification of the Corporation’s Chief Executive Officer that he is not aware of any violation of the NYSE’s Corporate Governance listing standards. The Corporation includes the certifications of the Corporation’s Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Corporation’s Forms N-CSR and N-Q filed with the SEC.

This report is intended for the information of Stockholders who have received the current prospectus covering shares of Tri-Continental Corporation, which contains information about investment objectives, risks, management fees and other costs. The prospectus should be read carefully before investing and may be obtained by calling Stockholder Services as 800-TRI-1092.

________
1	These website references are inactive textual references and information contained in or otherwise accessible through these websites does not form a part of this report or the Corporation’s prospectus or statement of additional information.

END OF ANNUAL REPORT

ITEM 2.	CODE OF ETHICS.

	As of December 31, 2006, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

	The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert. Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

	(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

		2006	2005
	Audit Fees	$65,080	$61,980
	Audit-Related Fees	–	–
	Tax Fees	2,500	2,350
	All Other Fees	–	–

	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

	Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

		2006	2005
	Audit-Related Fees	$95,510	$80,560
	Tax Fees	11,955	8,000
	All Other Fees	–	–

	Audit-related fees include amounts for (i) attestation services for the registrant’s stockholder service agent and (ii) testing of the registrant’s stockholder service agent’s conversion to a new record-keeping system. Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s stockholder service agent.

	(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee has delegated preapproval authority to Mr. James N. Whitson, the Audit Committee’s Chairman. Mr. Whitson will report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $90,910 and $109,965, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

James N. Whitson, Chairman	John F. Maher
John R. Galvin	Leroy C. Richie

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included in Item 1 above.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

J. & W. Seligman & Co. Incorporated (“Seligman”), as the registrant’s (the “Fund”) investment manager, will vote the proxies relating to the Fund’s portfolio holdings.

Introduction. On behalf of the Fund, one or more independent third parties under the supervision of Seligman votes the proxies of the securities held in the Fund’s portfolio in accordance with Seligman's criteria of what is in the best interests of the Fund’s stockholders.

The financial interest of the stockholders of the Fund is the primary consideration in determining how proxies should be voted. Seligman has a responsibility to analyze proxy issues and to ensure that voting is accomplished in a way consistent with those financial interests. In the case of social and political responsibility issues which do not involve financial considerations, it is not possible to fairly represent the diverse views of the Fund’s stockholders. As a result, Seligman’s policy generally is to abstain from voting on these issues. Notwithstanding the above, proposals seeking disclosure of certain matters relating to social and political issues may be supported if such disclosure is not deemed to be unduly burdensome.

The Proxy Voting Process. Proxies for securities held in the portfolios of the Fund will be received, processed and voted by one or more independent third parties under the supervision of Seligman pursuant to the guidelines (the “Guidelines”) established by Seligman’s Proxy Voting Committee (the “Committee”). A description of the Guidelines can be found below.

The Committee was established to set Seligman’s policy and Guidelines, to consider new corporate governance issues as they arise, to assist in determining how Seligman will respond to such issues and to provide oversight of the proxy voting process. The Committee currently consists of Seligman’s Chief Investment Officer (Chair), Seligman’s Chief Financial Officer and Seligman’s General Counsel.

Seligman subscribes to a service offered by an independent third party that provides research on proposals to be acted upon at stockholder meetings and assistance in the tracking, voting and recordkeeping of proxies.

Conflicts of Interests. Seligman’s Chief Compliance Officer maintains a Proxy Watch List, which contains the names of those companies that may present the potential for conflict in the voting process with Seligman, Seligman Advisors or any Seligman affiliate. For example, the Proxy Watch List will include those portfolio companies for which Seligman separately manages assets in private accounts or which are significant distributors of Seligman’s products and services. As described below, proxy voting for these companies will be subject to a higher level of consideration.

Deviations from Guidelines and Special Situations. Seligman recognizes that it may not always be in the best interest of the stockholders of the Fund to vote in accordance with the Guidelines on a particular issue. In such circumstances, Seligman may deviate from the Guidelines. A member of the Committee must approve any deviation from the Guidelines. Furthermore, a majority of the Committee’s members must approve any deviation from the Guidelines for issuers included on the Proxy Watch List.

Similarly, one member of the Committee must approve the voting decision for proposals of a unique nature requiring a case-by-case analysis. A majority of the Committee must approve the voting decision for such proposals if the issuer is included on the Proxy Watch List. Seligman may consider the views of the management of a portfolio company, as well as the view of Seligman’s investment professionals, when analyzing potential deviations from the Guidelines and for those proposals requiring a case-by-case evaluation.

Guidelines Summary. The Guidelines are briefly described as follows:

1.     Seligman votes with the recommendations of a company's board of directors on general corporate governance issues such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to stockholder meetings.

2.     Seligman opposes, and supports the elimination of, anti-takeover proposals, including those relating to classified Boards, supermajority votes, poison pills, issuance of blank check preferred and establishment of classes with disparate voting rights.

3.     Seligman abstains from voting on issues relating to social and/or political responsibility, except for matters relating to disclosure issues if not deemed unduly burdensome for the company (e.g., political contributions).

4.     Seligman votes for stock option plans, increases in the number of shares under existing stock option plans and other amendments to the terms of such plans; provided, that the overall dilution of all active stock option plans does not exceed 10% on a fully diluted basis and are otherwise considered to align the interest of the company with those of stockholders (e.g., all such plans must specifically prohibit repricing).

5.     Seligman generally votes with the recommendations of a company’s board of directors on other matters relating to executive compensation, unless considered excessive.

6.     Seligman will withhold voting for the entire board of directors (or individual directors as the case may be) if: (a) less than 75% of the board is independent; (b) the board has a nominating or compensation committee of which less than 75% of its members are independent; (c) the board has recommended stockholders vote for an anti-takeover device which Seligman votes against; or (d) the board has recommended a matter relating to a stock option plan or stock purchase plan which Seligman votes against.

7.     Seligman will vote for proposals relating to the authorization of additional common stock up to 5 times that currently outstanding.

8.     Seligman will vote for proposals to effect stock splits.

9.     Seligman will vote for proposals authorizing stock repurchase programs.

10.   Seligman will vote against authorization to transact unidentified business at the meeting.

11.   Acquisitions, mergers, reorganizations, reincorporations and other similar transactions will be voted on a case-by-case basis.

12.   Proposals to amend a company’s charter or by-laws (other than as identified above) will be voted on a case-by-case basis.

13.   Seligman will vote against all proposals where the company did not provide adequate information to make a decision.

14.   Seligman abstains from voting shares which have recently been sold or for which information was not received on a timely basis.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge upon request by calling toll free (800) 221-2450 in the US or collect (212) 682-7600 outside the US and (ii) on the SEC’s website at www.sec.gov http://www.sec.gov. Information for each new 12-month period ending June 30 will be available no later than August 31 of that year.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the portfolio manager of the registrant, as of March 9, 2007, is set forth below.

John B. Cunnigham (42) • Vice President: September 2004 to Date • Portfolio Manager: 2005 to Date

Managing Director and Chief Investment Officer, J. & W. Seligman & Co. Incorporated (“Seligman”). In addition to his responsibilities in respect of the registrant, Mr. Cunningham is head of Seligman’s Core Investment Team; Vice President and Portfolio Manager of Seligman Common Stock Fund and Seligman Income and Growth Fund, Inc.; Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Common Stock Portfolio; and Vice President and Portfolio Manager of Seligman TargetHorizon ETF Portfolios, Inc. Prior to joining Seligman, Mr. Cunningham was, beginning in 2001, a Managing Director, Senior Portfolio Manager of Salomon Brothers Asset Management (“SBAM”) and Group Head of SBAM’s Equity Team. Prior to 2001, he was a Director, Portfolio Manager of SBAM.

The following table sets forth certain additional information with respect to the Portfolio Manager of the registrant. Unless noted otherwise, the information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Manager. The table below identifies, for Portfolio Manager, the number of accounts managed (other than the registrant) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. None of the accounts noted below has an advisory fee based on performance of the account.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John B. Cunningham	8 Registered Investment Companies with approximately $463.1 million in total assets under management.	0 Pooled Investment Vehicles.	9 Other Accounts with $1.37 million in total assets under management.

Compensation/Material Conflicts of Interest. Set forth below is an explanation of the structure of, and method(s) used to determine, Portfolio Manager’s compensation. Also set forth below is an explanation of material conflicts of interest that may arise between a Portfolio Manager’s management of the registrant’s investments and investments in other accounts.

Compensation:

For the year ended December 31, 2006, as compensation for his responsibilities, including those relating to his responsibilities as Chief Investment Officer of Seligman, Mr. Cunningham received a base salary and a bonus. The amount of Mr. Cunningham’s bonus was based on (i) a guaranteed minimum amount and (ii) a performance component based on the weighted average pre-tax investment performance of three investment companies (including the registrant) for which Mr. Cunningham serves as portfolio manager as compared to the funds constituting the Lipper Large-Cap Core Funds Average for the two-year period ending December 31, 2006.

Conflicts of Interest:

Actual or potential conflicts of interest may arise from the fact that Seligman, and the Portfolio Managers of the registrant have day-to-day management responsibilities with respect to accounts of clients of Seligman other than the registrant (“Other Accounts”). Seligman has policies and procedures intended to mitigate or manage the conflicts of interest described below. There is no guarantee that any such policies or procedures will detect each and every situation in which a conflict of interest arises.

Seligman may receive higher compensation with respect to Other Accounts (including accounts which are private investment funds or have performance or higher fees paid to Seligman, or in which one or more portfolio managers have direct or indirect personal interest in the receipt of such fees) than that received with respect to the Fund. This may create a potential conflict of interest for Seligman or its Portfolio Managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, Seligman could be viewed as having a conflict of interest to the extent that Seligman or an affiliate has a proprietary investment in one or more Other Accounts, the Portfolio Managers have personal investments, directly or indirectly, in one or more Other Accounts or the Other Accounts are investment options in Seligman’s employee benefit plans. Potential conflicts of int erest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Seligman may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. Seligman may be perceived as causing accounts it manages to participate in an offering to increase Seligman’s overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account or when a sale in one account lowers the sale price received in a sale by a second account. Because Seligman manages accounts that engage in short sales of securities of the type in which many clients may invest, Seligman could be seen as harming the performance of certain client accounts (i.e., those not engaging in short sale transactions) for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. Conversely, Seligman could be seen as benefiting those accounts that may engage in short sales through the sale of securities held by other clients to the extent that such sales reduce the cost to cover the short positions.

Seligman and its affiliates may at times give advice or take action with respect to accounts that differs from the advice given other accounts. A particular security may be bought or sold only for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. Simultaneous portfolio transactions in the same security by multiple clients may tend to decrease the prices received by clients for sales of such securities and increase the prices paid by clients for purchases of such securities. A conflict may also arise to the extent that Seligman advises multiple accounts which own different capital structures of an issuer (e.g., bonds versus common stocks). This conflict may be more pronounced if such an issuer files for bankruptcy and Seligman participates in n egotiations to restructure that issuer.

Employees of Seligman, including Portfolio Managers, may engage in personal trading, subject to Seligman’s Code of Ethics. In addition to the general conflicts noted above, personal trading by employees may create apparent or actual conflicts to the extent that one or more employees personally benefit or appear to benefit from subsequent trading by clients in similar securities.

Because Portfolio Managers of Seligman manage multiple client accounts, Portfolio Managers may devote unequal time and attention to the portfolio management of client accounts.

Securities Ownership. As of December 31, 2006 Mr. Cunningham owned between $50,001 and $100,000 of the registrant’s securities.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs (1)	Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs (1) Shares

7-01-06 to 7-31-06	418,604	19.40	418,604	2,518,829
8-01-06 to 8-31-06	506,772	19.99	506,772	2,012,057
9-01-06 to 9-30-06	489,263	20.72	489,263	1,522,794
10-01-06 to 10-31-06	438,731	21.25	438,731	1,084,063
11-01-06 to 11-30-06	314,650	21.77	314,650	769,413
12-01-06 to 12-31-06	356,030	22.42	356,030	413,383

(1)

The stock repurchase program, announced on November 17, 2005 authorizes the Registrant to repurchase up to 5.0% of its common stock in the open market or elsewhere during the period from January 1, 2006 through December 31, 2006 as long as the discount of the net asset value of the common stock to its market price exceeds 10%. The stock repurchase program was renewed in November 2006.

ITEM 10	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)	Not applicable.

(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TRI-CONTINENTAL CORPORATION

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino President and Chief Executive Officer

Date:	March 9, 2007

By:	/S/ LAWRENCE P. VOGEL
Lawrence P. Vogel Vice President, Treasurer and Chief Financial Officer

Date:	March 9, 2007

TRI-CONTINENTAL CORPORATION

EXHIBIT INDEX

(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.